Annual Report December 31, 2001
--------------------------------------------------------------------------------

Oppenheimer

Aggressive Growth
Fund/VA

A Series of Oppenheimer Variable Account Funds

                                                 [logo] OppenheimerFunds(R)
                                                        The Right Way to Invest

Oppenheimer Variable Account Funds--Oppenheimer Aggressive Growth Fund/VA

===============================================================================
Objective

Oppenheimer Aggressive Growth Fund/VA, a series of Oppenheimer
Variable Account Funds, primarily seeks capital appreciation from investments in growth-oriented companies.

===============================================================================
Narrative by Bruce Bartlett, Co-portfolio Manager

The 12-month period that ended December 31, 2001, proved to be one of most challenging years for growth-oriented investors in recent memory. Stocks in the technology and telecommunications areas, where we had allocated a relatively large percentage of the Fund's assets at the beginning of the period (1st quarter 2001), were hit particularly hard. However, by taking decisive action to identify and invest in stocks we believed were well-positioned for growth in light of prevailing market conditions, we limited the Fund's losses and performed on par with most of the Fund's peers.
     During the past year, the U.S. economy slipped into recession after nearly a decade of growth. The downturn was precipitated by sharply reduced rates of corporate spending along with volatile energy prices and declining levels of consumer confidence. These conditions caused revenues and earnings to fall short of expectations across a wide range of industries, driving down the prices of many stocks. The cyclical technology and telecommunications areas were hit particularly hard by the slowdown, with many companies reporting a near cessation of business activity. In many cases, these were the same companies that had enjoyed exceptionally strong and accelerating rates of growth in previous months and years. Due to the fact that the Fund's company-by-company investment discipline is designed to focus on fast growing companies, our performance suffered when earnings and revenues among such companies abruptly declined.
     Throughout 2001, we took several steps to try to improve the Fund's performance. In particular, we emphasized the reliability and quality of company earnings, rather than the rate of growth. That means we became more likely to invest in a company exhibiting moderate, but steady, growth, than one growing faster, but less predictably. We believe companies that deliver consistent growth during these challenging economic times are most likely to be well rewarded by the market.
     The impact of this shift in emphasis on our portfolio can most clearly be seen in the technology sector. At the beginning of 2001, we had invested more than 60% of the Fund's assets in technology, a slightly greater percentage than our benchmark, the S&P 500 Index. By the end of the year, our technology holdings had fallen to under 10% of assets--significantly less than the benchmark. This shift reflected strategic reductions in companies that failed to exhibit the steady-growth characteristics we were looking for. Instead, we increased the Fund's holdings in stocks that better met our investment criteria in a wide variety of industries, particularly in the healthcare, consumer cyclicals, financial and utility sectors.
     Throughout the period, we found our greatest opportunities in healthcare, an area that has proven resistant to recessionary pressures in the past, and that is currently benefiting from demographic trends toward an aging population, an easing regulatory environment and accelerating revenue growth. We targeted healthcare companies with long histories of strong earnings and revenue growth unrelated to cyclical changes in the economy, including service providers, drug distributors and medical products manufacturers. We also found attractive investments among select, late-stage biotechnology companies, such as Gilead Sciences, Inc., that had already passed significant regulatory hurdles and were bringing profitable products to market.

In reviewing performance, please remember that past performance cannot guarantee future results. Because of ongoing market volatility, the Fund's performance may be subject to fluctuations, and current performance may be less than the results shown. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

2                    Oppenheimer Aggressive Growth Fund/VA

Oppenheimer Variable Account Funds--Oppenheimer Aggressive Growth Fund/VA

===============================================================================
All through 2001, we continued to find attractive investments in a small number of consumer cyclical companies we believed were poised to exhibit consistent growth despite a leveling of consumer confidence and spending. For example,
BJ's Wholesale Club, Inc. is an eastern U.S.-based wholesale club that is benefiting from a combination of internal growth and geographic expansion.
Among financials, we identified a variety of companies we believed were likely to benefit from a variety of trends, including falling interest rates and rising dependence on electronic payment systems. Concord EFS, Inc., the Fund's largest holding at the end of 2001, specializes in processing a wide range of electronic and debit card transactions. Finally, although utilities and energy are not considered traditional growth sectors, we found several utility and energy infrastructure companies, such as Kinder Morgan, Inc., that we believed were well-positioned to capitalize on a nationwide need for new energy generating facilities.
     During 2001, much of the Fund's portfolio remained invested in mid-cap stocks. We believe mid-cap enterprises generally offer higher growth rates than larger companies, and greater stability and predictability than most small ones. As a result, we believe that they offer higher probabilities of success and lower probabilities of failure than other segments of the stock market.
     Looking ahead, we believe that the current slowdown is fairly typical of the kinds of corrections that have occasionally affected growth-oriented stocks in the past. We see this as a healthy development for the long term, allowing industries an opportunity to consolidate, businesses a motivation to become more efficient, and corporate performance a chance to catch up with investor expectations. These conditions are setting the stage for the next phase of strong growth performance. Our strong record of success in capturing that performance for investors makes Oppenheimer Aggressive Growth Fund/VA an important part of The Right Way to Invest.
-------------------------------------------------------------------------------
Management's discussion of Fund performance. During the one-year period that ended December 31, 2001, the performance of Oppenheimer Aggressive Growth Fund/VA was affected by slowing U.S. economic growth and declining corporate earnings. As the economy slipped into recession, most broad market indices fell, led by sharp declines in the technology and telecommunications sectors. The Fund began the period with greater-than-average exposure to these sectors. However, as economic conditions worsened, we substantially reduced the Fund's technology holdings. Instead, we allocated an increasing percentage of assets to companies in a variety of areas, such as healthcare, consumer cyclicals, financials and utilities, that continued to meet our investment criteria. We emphasized mid-cap stocks, because we believed they offered better growth characteristics than larger, more mature companies, and greater stability and predictability than smaller enterprises. The Fund's portfolio holdings, allocations and strategies are subject to change.
-------------------------------------------------------------------------------
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2001. In the case of Non-Service shares, performance is measured over a ten-year period. In the case of Service shares, performance is measured from inception of the class on 10/16/00. Performance information does not reflect charges that apply to separate accounts investing in the Fund. If these charges were taken into account, performance would be lower. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares.
     The Fund's performance is compared to the performance of the S&P 500
Index, a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.

                     Oppenheimer Aggressive Growth Fund/VA                    3

 Oppenheimer Variable Account Funds--Oppenheimer Aggressive Growth Fund/VA

[line chart]

Non-Service shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

              OVAF/Oppenheimer
                    Aggressive
                Growth Fund/VA    S&P 500
                Service shares      Index
-----------------------------------------
   12/31/91    10000                10000
   03/31/92    10022                 9748
   06/30/92     9095                 9933
   09/30/92     9534                10246
   12/31/92    11542                10761
   03/31/93    11486                11230
   06/30/93    12099                11284
   09/30/93    14194                11575
   12/31/93    14696                11843
   03/31/94    13884                11395
   06/30/94    12335                11442
   09/30/94    13585                12001
   12/31/94    13580                11999
   03/31/95    14156                13166
   06/30/95    15303                14421
   09/30/95    17223                15566
   12/31/95    17997                16502
   03/31/96    19512                17388
   06/30/96    21402                18167
   09/30/96    22313                18729
   12/31/96    21636                20289
   03/31/97    19077                20834
   06/30/97    23029                24467
   09/30/97    26173                26300
   12/31/97    24162                27055
   03/31/98    27312                30826
   06/30/98    28366                31850
   09/30/98    21771                28689
   12/31/98    27148                34792
   03/31/99    29783                36525
   06/30/99    32853                39095
   09/30/99    34179                36660
   12/31/99    49846                42110
   03/31/00    62630                43075
   06/30/00    60417                41931
   09/30/00    64137                41524
   12/31/00    44244                38278
   03/31/01    32449                33742
   06/30/01    32300                35716
   09/30/01    27968                30475
   12/31/01    30410                33732

[end line chart]

Average Annual Total Returns of Non-Service shares of the Fund at 12/31/01 1-Year -31.27% 5-Year 7.05% 10-Year 11.76%

[line chart]

Service shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:


              OVAF/Oppenheimer
                    Aggressive
                Growth Fund/VA      S&P 500
                Service shares        Index
-------------------------------------------
   10/16/00     10000               10000
   12/31/00      7240                9257
   03/31/01      5311                8161
   06/30/01      5285                8638
   09/30/01      4575                7370
   12/31/01      4973                8158

[end line chart]

Average Annual Total Returns of Service shares of the Fund at 12/31/01
1-Year -31.31%   Since Inception -43.90%

Because of ongoing market volatility, the Fund's performance has been subject to fluctuations and current performance may be less than the results shown. For updates on the Fund's performance, please call us at 1.800.981.2871. Past performance is not predictive of future performance.
The inception dates of the Fund were 8/15/86 for the Non-Service shares and 10/16/00 for its Service shares. The performance information in the graphs for the S&P 500 Index begins on 12/31/91 in the first graph and on 10/31/00 for the second graph. Total returns include changes in net asset value per share and does not include the charges associated with the separate account products which offer this Fund. Such performance would have been lower if such charges were taken into account.
Total returns and the ending account value in the graph show change in share value and include reinvestment of all dividends and capital gains distributions. Graphs are not drawn to same scale. An explanation of the calculation of the performance is in the Statement of Additional Information.

4                    Oppenheimer Aggressive Growth Fund/VA

Statement of Investments  December 31, 2001

                                                                        Market Value
                                                   Shares               See Note 1
=====================================================================================
Common Stocks--78.9%
-------------------------------------------------------------------------------------
Capital Goods--7.6%
-------------------------------------------------------------------------------------
Electrical Equipment--3.0%
SPX Corp.(1)                                         350,000            $  47,915,000
-------------------------------------------------------------------------------------
Manufacturing--4.6%
Millipore Corp.                                      250,000               15,175,000
-------------------------------------------------------------------------------------
Tyco International Ltd.                            1,000,000               58,900,000
                                                                        -------------
                                                                           74,075,000
-------------------------------------------------------------------------------------
Communication Services--0.3%
-------------------------------------------------------------------------------------
Telecommunications: Long Distance--0.3%
Tellium, Inc.(1)(2)                                  666,666                4,153,329
-------------------------------------------------------------------------------------
Consumer Cyclicals--8.0%
-------------------------------------------------------------------------------------
Retail: General--2.9%
Kohl's Corp.(1)                                      675,000               47,547,000
-------------------------------------------------------------------------------------
Retail: Specialty--5.1%
Bed Bath & Beyond, Inc.(1)                           500,000               16,950,000
-------------------------------------------------------------------------------------
BJ's Wholesale Club, Inc.(1)                       1,500,000               66,150,000
                                                                        -------------
                                                                           83,100,000
-------------------------------------------------------------------------------------
Consumer Staples--8.0%
-------------------------------------------------------------------------------------
Broadcasting--3.7%
Charter Communications, Inc., Cl. A(1)             1,500,000               24,645,000
-------------------------------------------------------------------------------------
Comcast Corp., Cl. A Special                       1,000,000               36,000,000
                                                                        -------------
                                                                           60,645,000
-------------------------------------------------------------------------------------
Food & Drug Retailers--4.3%
AmerisourceBergen Corp.                            1,100,000               69,905,000
-------------------------------------------------------------------------------------
Financial-14.0%
-------------------------------------------------------------------------------------
Diversified Financial--10.2%
AMBAC Financial Group, Inc.                          400,000               23,144,000
-------------------------------------------------------------------------------------
Capital One Financial Corp.                          500,000               26,975,000
-------------------------------------------------------------------------------------
Concord EFS, Inc.(1)                               3,000,000               98,340,000
-------------------------------------------------------------------------------------
USA Education, Inc.                                  200,000               16,804,000
                                                                        -------------
                                                                          165,263,000
-------------------------------------------------------------------------------------
Insurance--3.8%
MBIA, Inc.                                           990,000               53,093,700
-------------------------------------------------------------------------------------
Radian Group, Inc.                                   200,000                8,590,000
                                                                        -------------
                                                                           61,683,700
-------------------------------------------------------------------------------------
Healthcare--29.3%
-------------------------------------------------------------------------------------
Healthcare/Drugs--10.9%
Gilead Sciences, Inc.(1)                           1,000,000               65,720,000
-------------------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(1)                      1,000,000               68,930,000
-------------------------------------------------------------------------------------
King Pharmaceuticals, Inc.(1)                      1,000,000               42,130,000
                                                                        -------------
                                                                          176,780,000
-------------------------------------------------------------------------------------

                     Oppenheimer Aggressive Growth Fund/VA                    5

                                                                         Market Value
                                                       Shares            See Note 1
---------------------------------------------------------------------------------------
Health/Supplies & Services--18.4%
Biomet, Inc.                                           1,000,000         $   30,900,000
---------------------------------------------------------------------------------------
Cytyc Corp.(1)                                         2,500,000             65,250,000
---------------------------------------------------------------------------------------
Lincare Holdings, Inc.(1)                              3,000,000             85,950,000
---------------------------------------------------------------------------------------
Stryker Corp.(1)                                         900,000             52,533,000
---------------------------------------------------------------------------------------
Varian Medical Systems, Inc.(1)                          900,000             64,134,000
                                                                         --------------
                                                                            298,767,000
---------------------------------------------------------------------------------------
Technology--5.7%
---------------------------------------------------------------------------------------
Computer Services--1.5%
Cerner Corp.(1)                                          500,000             24,965,000
---------------------------------------------------------------------------------------
Computer Software--4.2%
Agile Software Corp.(1)                                2,000,000             34,440,000
---------------------------------------------------------------------------------------
Microsoft Corp.(1)                                       500,000             33,125,000
                                                                         --------------
                                                                             67,565,000
---------------------------------------------------------------------------------------
Utilities--6.0%
---------------------------------------------------------------------------------------
Gas Utilities--6.0%
Kinder Morgan, Inc.                                    1,750,000             97,457,500
                                                                         --------------
Total Common Stocks (Cost $1,161,163,112)                                 1,279,821,529
---------------------------------------------------------------------------------------
Preferred Stocks--1.1%
---------------------------------------------------------------------------------------
ApplianceWare Holding Corp., Cv., Series B(1)(2)(3)    1,807,580                     --
---------------------------------------------------------------------------------------
Axsun Technologies, Inc., Cv., Series C(1)(2)(3)       3,170,523              1,580,823
---------------------------------------------------------------------------------------
Blaze Network Products, Inc., 8% Cv.,
Series D(1)(2)(3)                                      1,147,862              2,162,744
---------------------------------------------------------------------------------------
BroadBand Office, Inc., Cv., Series C(1)(2)(3)           211,641                     --
---------------------------------------------------------------------------------------
Centerpoint Broadband Technologies, Inc., Cv.,
Series D(1)(2)(3)                                      1,298,701              1,223,961
---------------------------------------------------------------------------------------
fusionOne, Inc., 8% Non--Cum. Cv., Series D(1)(2)(3)   2,663,972              2,450,854
---------------------------------------------------------------------------------------
MicroPhotonix Integration Corp., Cv.,
Series C(1)(2)(3)                                        633,383              2,026,192
---------------------------------------------------------------------------------------
Multiplex, Inc., Cv., Series C(1)(2)(3)                2,330,253              4,567,296
---------------------------------------------------------------------------------------
Questia Media, Inc., Cv., Series B(1)(2)(3)            2,329,735              2,327,400
---------------------------------------------------------------------------------------
Zaffire, Inc., Cv., Series C(1)(2)(3)                    484,764              1,089,750
                                                                         --------------
Total Preferred Stocks (Cost $120,162,356)                                   17,429,020

                                                       Principal
                                                        Amount
=======================================================================================
Convertible Corporate Bonds and Notes--0.4%
---------------------------------------------------------------------------------------
Cyras Systems, Inc., 4.50% Cv. Unsec. Sub. Nts.,
8/15/05(2) (Cost $5,400,000)                        $  5,400,000              6,318,000
=======================================================================================
Repurchase Agreements--20.1%(4)
---------------------------------------------------------------------------------------
Repurchase agreement with Banque Nationale
De Paris,1.65%, dated 12/31/01, to be
repurchased at $326,535,930 on 1/2/02,
collateralized by U.S. Treasury Bonds,
6.125%-10.625%, 8/15/15-8/15/29, with
a value of $304,680,082 and U.S. Treasury
 Nts., 5.50%-6.375%, 6/30/02-1/31/03, with
a value $29,513,253 (Cost $326,506,000)              326,506,000            326,506,000
---------------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,613,231,468)          100.5%         1,630,074,549
---------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                       (0.5)            (8,470,453)
                                                    ------------         --------------
Net Assets                                                 100.0%        $1,621,604,096
                                                    ============         ==============


6                    Oppenheimer Aggressive Growth Fund/VA

-------------------------------------------------------------------------------
1. Non-income-producing security.
2. Identifies issues considered to be illiquid or restricted--See Note 6 of Notes to Financial Statements.
3. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer, and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December
31, 2001. The aggregate fair value of securities of affiliated companies held by the Fund as of December 31, 2001, amounts to $17,429,020. Transactions during the period in which the issuer was an affiliate are as follows:

                                                     Shares                                     Shares            Unrealized
                                                     December 31,    Gross        Gross         December 31,    Appreciation
                                                     2000            Additions    Reductions    2001           (Depreciation)
----------------------------------------------------------------------------------------------------------------------------
Stocks and/or Warrants
----------------------
ApplianceWare Holding Corp., Cv., Series B           1,807,580             --        --         1,807,580       $ (6,199,999)
Axsun Technologies, Inc., Cv., Series C              3,170,523             --        --         3,170,523        (35,419,181)
Blaze Network Products, Inc., 8% Cv., Series D       1,147,862             --        --         1,147,862         (5,183,572)
BroadBand Office, Inc., Cv., Series C                  211,641             --        --           211,641         (4,000,015)
Centerpoint Broadband Technologies, Inc.,
Cv., Series D                                        1,298,701             --        --         1,298,701        (12,776,036)
fusionOne, Inc., 8% Non-Cum. Cv., Series D           2,663,972             --        --         2,663,972        (12,014,514)
MicroPhotonix Integration Corp., Cv., Series C         633,383             --        --           633,383         (1,973,811)
Multiplex, Inc., Cv., Series C                               -      2,330,253        --         2,330,253        (12,583,366)
Questia Media, Inc., Cv., Series B                   2,329,735             --        --         2,329,735         (6,672,599)
Zaffire, Inc., Cv., Series C                           484,764             --        --           484,764         (5,910,243)


4. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

See accompanying Notes to Financial Statements.

                     Oppenheimer Aggressive Growth Fund/VA                    7

Statement of Assets and Liabilities  December 31, 2001

===============================================================================
Assets
Investments, at value (including repurchase agreement
of $326,506,000)-
see accompanying statement:
Unaffiliated companies (cost $1,493,069,112)                    $1,612,645,529
Affiliated companies (cost $120,162,356)                            17,429,020
                                                                --------------
                                                                 1,630,074,549
------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                     466,664
Interest and dividends                                                 385,250
Other                                                                   12,110
                                                                --------------
Total assets                                                     1,630,938,573
==============================================================================

Liabilities
Bank overdraft                                                             612
------------------------------------------------------------------------------
Payables and other liabilities:
Shares of beneficial interest redeemed                               9,014,575
Shareholder reports                                                    220,486
Trustees'compensation                                                    1,131
Distribution and service plan fees                                          32
Other                                                                   97,641
                                                                --------------
Total liabilities                                                    9,334,477
==============================================================================
Net Assets                                                      $1,621,604,096
                                                                ==============
==============================================================================
Composition of Net Assets
Par value of shares of beneficial interest                      $       39,819
------------------------------------------------------------------------------
Additional paid-in capital                                       2,210,300,553
------------------------------------------------------------------------------
Undistributed (overdistributed) net investment
income                                                               8,877,853
------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment
transactions                                                      (614,457,210)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
on investments                                                      16,843,081
                                                                --------------
Net Assets                                                      $1,621,604,096
                                                                ==============
==============================================================================
Net Asset Value Per Share
Non-Service shares:
Net asset value, redemption price per share
and offering price per share
(based on net assets of $1,621,550,408 and
39,817,234  shares of beneficial interest
outstanding)                                                            $40.72
------------------------------------------------------------------------------
Service shares
Net asset value, redemption price per share (based
on net assets of $53,688 and 1,319 shares of beneficial
interest outstanding)                                                   $40.70

See accompanying Notes to Financial Statements.

8                    Oppenheimer Aggressive Growth Fund/VA

Statement of Operations  For the Year Ended December 31, 2001

======================================================================================================
Investment Income
Interest                                                                                 $  19,541,198
------------------------------------------------------------------------------------------------------
Dividends                                                                                    2,238,616
                                                                                         -------------
Total income                                                                                21,779,814
======================================================================================================
Expenses
Management fees                                                                             12,164,540
------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Service shares                                                                                      46
------------------------------------------------------------------------------------------------------
Shareholder reports                                                                            548,397
------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                     42,924
------------------------------------------------------------------------------------------------------
Trustees'compensation                                                                           17,200
------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees                                                    8,253
------------------------------------------------------------------------------------------------------
Other                                                                                           68,767
                                                                                         -------------
Total expenses                                                                              12,850,127
Less reduction to custodian expenses                                                           (23,236)
                                                                                         -------------
Net expenses                                                                                12,826,891
======================================================================================================
Net Investment Income                                                                        8,952,923
======================================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments                                                                               (605,974,678)
Closing and expiration of option contracts written                                             507,378
                                                                                         -------------
Net realized gain (loss)                                                                  (605,467,300)
------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments                       (222,526,858)
                                                                                         -------------
Net realized and unrealized gain (loss)                                                   (827,994,158)
======================================================================================================
Net Decrease in Net Assets Resulting from Operations                                     $(819,041,235)
                                                                                         =============

See accompanying Notes to Financial Statements.

                     Oppenheimer Aggressive Growth Fund/VA                     9

Statements of Changes in Net Assets

                                                                                         Year Ended December 31,
                                                                                         2001                2000
===========================================================================================================================
Operations
Net investment income (loss)                                                             $    8,952,923      $   19,455,203
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                   (605,467,300)        351,770,827
---------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                       (222,526,858)       (860,635,882)
                                                                                         --------------      --------------
Net increase (decrease) in net assets resulting from operations                            (819,041,235)       (489,409,852)
===========================================================================================================================
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non--Service shares                                                                         (19,479,838)                 --
Service shares                                                                                     (224)                 --
---------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Non--Service shares                                                                        (303,948,112)       (100,416,498)
Service shares                                                                                   (3,502)                 --
===========================================================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Non-Service shares                                                                          168,912,999       1,080,798,962
Service shares                                                                                   62,636               1,000
===========================================================================================================================
Net Assets
Total increase (decrease)                                                                  (973,497,276)        490,973,612
---------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                       2,595,101,372       2,104,127,760
                                                                                         --------------      --------------
End of period [including undistributed (overdistributed) net investment
income of $8,877,853 and $19,455,203, respectively]                                      $1,621,604,096      $2,595,101,372
                                                                                         ==============      ==============


See accompanying Notes to Financial Statements.

10                   Oppenheimer Aggressive Growth Fund/VA

Financial Highlights

                                                Year Ended December 31,
Non-Service shares                              2001        2000             1999           1998            1997
======================================================================================================================
Per Share Operating Data
Net asset value, beginning of period                $70.77      $82.31           $44.83         $40.96          $38.71
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                           .23         .53             (.09)          (.05)            .10
Net realized and unrealized gain (loss)             (21.38)      (8.59)           37.57           5.09            4.01
----------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations      (21.15)      (8.06)           37.48           5.04            4.11
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                  (.54)         --               --           (.10)           (.09)
Distributions from net realized gain                 (8.36)      (3.48)              --          (1.07)          (1.77)
----------------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions
to shareholders                                      (8.90)      (3.48)              --          (1.17)          (1.86)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $40.72      $70.77           $82.31         $44.83          $40.96
                                                    ======      ======           ======         ======          ======
======================================================================================================================
Total Return, at Net Asset Value(1)                 (31.27)%    (11.24)%          83.60%         12.36%          11.67%
======================================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)        $1,621,550  $2,595,101       $2,104,128     $1,077,960        $877,807
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)               $1,898,088  $2,978,465       $1,314,349     $  954,848        $753,852
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(2)
Net investment income (loss)                          0.47%       0.65%           (0.17)%        (0.12)%          0.31%
Expenses                                              0.68%       0.64%            0.67%          0.71%(3)        0.73%(3)
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                134%         39%              66%            80%             88%

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
2. Annualized for periods of less than one full year.
3. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.

See accompanying Notes to Financial Statements.

                     Oppenheimer Aggressive Growth Fund/VA                   11

                                                                                       Year Ended December 31,
Service shares                                                                         2001             2000(1)
===============================================================================================================
Per Share Operating Data
Net asset value, beginning of period                                                    $70.77           $97.75
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                      .19              .20
Net realized and unrealized gain (loss)                                                 (21.36)          (27.18)
---------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations                                          (21.17)          (26.98)
---------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                      (.54)              --
Distributions from net realized gain                                                     (8.36)              --
---------------------------------------------------------------------------------------------------------------
Total dividends and/or distributions to shareholders                                     (8.90)              --
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $40.70           $70.77
                                                                                        ======           ======
===============================================================================================================
Total Return, at Net Asset Value(2)                                                     (31.31)%         (27.60)%
===============================================================================================================
Ratios/Supplemental Data
Net assets, end of period (in thousands)                                                   $54               $1
---------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                                          $31               $1
---------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                                                     0.09%            1.14%
Expenses                                                                                  0.83%            0.64%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                    134%              39%

1. For the period from October 16, 2000 (inception of offering) to December 31, 2000.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

12                   Oppenheimer Aggressive Growth Fund/VA

Notes to Financial Statements

===============================================================================
1. Significant Accounting Policies

Oppenheimer Aggressive Growth Fund/VA (the Fund) is a separate series of Oppenheimer Variable Account Funds (the Trust), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek capital appreciation by investing in "growth type" companies. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager).
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
-------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires its custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
-------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders.

As of December 31, 2001, the Fund had available for federal income tax purposes an unused capital loss carryover as follows:

                        Expiring
                        -------------------------------------
                           2009                  $590,048,244

As of December 31, 2001, the Fund had approximately $24,409,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2010.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

                     Oppenheimer Aggressive Growth Fund/VA                   13

===============================================================================
1. Significant Accounting Policies  (continued)
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 2001, amounts have been reclassified to reflect a decrease in undistributed net investment income of $50,211. Accumulated net realized loss on investments was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
-------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
===============================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                               Year Ended December 31, 2001        Year Ended December 31, 2000(1)
                                               --------------------------------    -------------------------------
                                               Shares           Amount             Shares           Amount
------------------------------------------------------------------------------------------------------------------
Non-Service shares
Sold                                            20,034,675      $  970,735,337      20,557,132      $1,927,433,814
Dividends and/or distributions reinvested        7,069,463         323,427,949         932,459         100,416,498
Redeemed                                       (23,954,650)     (1,125,250,287)    (10,386,670)       (947,051,350)
                                               -----------      ---------------    -----------      --------------
Net increase (decrease)                          3,149,488      $  168,912,999      11,102,921      $1,080,798,962
                                               ===========      ===============    ===========      ==============

Service Shares
Sold                                                 1,424      $       67,202              10      $        1,000
Dividends and/or distributions reinvested               81               3,726              --                  --
Redeemed                                              (196)             (8,292)             --                  --
                                               -----------      ---------------    -----------      --------------
Net increase (decrease)                              1,309      $       62,636              10      $        1,000
                                               ===========      ===============    ===========      ==============

1. For the year ended December 31, 2000, for Non-Service shares and for the period from October 16, 2000 (inception of offering) to December 31,2000, for Service shares.
===============================================================================
3. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were $2,253,477,160 and $1,953,350,843, respectively.

14                   Oppenheimer Aggressive Growth Fund/VA

===============================================================================
3. Purchases and Sales of Securities  (continued)

As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $1,613,231,468 was:

               Gross unrealized appreciation                $  150,026,456
               Gross unrealized depreciation                  (133,183,375)
                                                            --------------
               Net unrealized appreciation (depreciation)   $   16,843,081
                                                            ==============

===============================================================================
4. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust. The annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million and 0.58% of average annual net assets over $1.5 billion. The Fund's management fee for the year ended December 31, 2001, was an annualized rate of 0.64%.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed-upon per account fee. Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Fund is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum of funds offered in variable annuity separate accounts, effective January 1, 2001. This undertaking may be amended or withdrawn at any time.
-------------------------------------------------------------------------------
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service shares to pay OppenheimerFunds Distributor, Inc., the Distributor, for distribution-related services for the Fund's Service shares. Although the plan allows for payment to be made quarterly at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund, that rate is currently reduced to 0.15%. The Board of Trustees may increase that rate to no more than 0.25% per annum, without notification in advance. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. The impact of the service plan is to increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee.
===============================================================================
5. Option Activity
The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
     The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
     Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
     Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.

                     Oppenheimer Aggressive Growth Fund/VA                   15

===============================================================================
5. Option Activity  (continued)

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

Written option activity for the year ended December 31, 2001, was as follows:

                                                                  Call Options
                                                                  ------------------------
                                                                  Number of     Amount of
                                                                  Contracts     Premiums
------------------------------------------------------------------------------------------
Options outstanding as of December 31,2000                             --         $     --
Options written                                                     2,200          507,378
Options closed or expired                                          (2,200)        (507,378)
                                                                   ------         --------
Options outstanding as of December 31,2001                             --         $     --
                                                                   ======         ========

===============================================================================
6. Illiquid or Restricted Securities

As of December 31, 2001, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of December 31, 2001, was $27,900,349, which represents 1.72% of the Fund's net assets, of which $21,582,349 is considered restricted. Information concerning restricted securities is as follows:

                                                                                                  Unrealized
                                           Acquisition                      Valuation as of       Appreciation
Security                                   Dates          Cost              December 31, 2001     (Depreciation)
------------------------------------------------------------------------------------------------------------------
Stocks and/or Warrants
----------------------
ApplianceWare Holding Corp., Cv.,
Series B                                     7/11/00      $ 6,199,999       $        --            $ (6,199,999)
Axsun Technologies, Inc., Cv., Series C     12/13/00       37,000,004         1,580,823             (35,419,181)
Blaze Network Products, Inc., 8% Cv.,
Series D                                    10/17/00        7,346,317         2,162,744              (5,183,573)
BroadBand Office, Inc., Cv., Series C        8/28/00        4,000,015                --              (4,000,015)
Centerpoint Broadband Technologies, Inc.,
Cv., Series D                               10/23/00       13,999,997         1,223,961             (12,776,036)
fusionOne, Inc., 8% Non-Cum. Cv.,
Series D                                      9/6/00       14,465,368         2,450,854             (12,014,514)
MicroPhotonix Integration Corp.,
Cv., Series C                                 7/6/00        4,000,003         2,026,192              (1,973,811)
Multiplex, Inc., Cv., Series C                2/9/01       17,150,662         4,567,296             (12,583,366)
Questia Media, Inc., Cv., Series B           8/18/00        8,999,999         2,327,400              (6,672,599)
Tellium, Inc.                                9/20/00        9,999,990         4,153,329              (5,846,661)
Zaffire, Inc., Cv., Series C                 5/26/00        6,999,993         1,089,750              (5,910,243)

16                  Oppenheimer Aggressive Growth Fund/VA

Independent Auditors' Report

===============================================================================
The Board of Trustees and Shareholders of Oppenheimer Aggressive Growth Fund/VA:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Aggressive Growth Fund/VA (which is a series of Oppenheimer Variable Account Funds), including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Aggressive Growth Fund/VA results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
January 23, 2002

                     Oppenheimer Aggressive Growth Fund/VA                   17

Federal Income Tax Information  (Unaudited)

===============================================================================
In early 2002 shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
     Dividends and distributions of $8.9012 per share were paid to Non-Service and Service shareholders, on March 16, 2001, of which $5.9694 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).
     Dividends paid by the Fund during the fiscal year ended December 31, 2001, which are not designated as capital gain distributions should be multiplied by 25% to arrive at the amount eligible for the corporate dividend received deduction.
     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

18                   Oppenheimer Aggressive Growth Fund/VA

Officers and Trustees

=================================================================================================================================
Officers and Trustees                   James C. Swain, Trustee, CEO and Chairman of the Board
                                        John V. Murphy, President and Trustee
                                        William L. Armstrong, Trustee
                                        Robert G. Avis, Trustee
                                        George C. Bowen, Trustee
                                        Edward L. Cameron, Trustee
                                        Jon S. Fossel, Trustee
                                        Sam Freedman, Trustee
                                        C. Howard Kast, Trustee
                                        Robert M. Kirchner, Trustee
                                        F. William Marshall, Jr., Trustee
                                        Bruce L. Bartlett, Vice President
                                        James F. Turner, II, Vice President
                                        Robert G. Zack, Vice President and Secretary
                                        Brian W. Wixted, Treasurer
                                        Robert J. Bishop, Assistant Treasurer
                                        Scott T. Farrar, Assistant Treasurer
                                        Katherine P. Feld, Assistant Secretary
                                        Kathleen T. Ives, Assistant Secretary
                                        Denis R. Molleur, Assistant Secretary

=================================================================================================================================
Name, Address,(1) Age, Position(s) Held
with Fund and Length of Time Served(2)  Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
James C. Swain, Chairman,               Formerly Vice Chairman of the Manager (September 1988-January 2,2002); President and
Chief Executive Officer and Trustee     a director of Centennial Asset Management Corporation, a wholly owned subsidiary of
(since 1985). Age: 68                   the Manager and Chairman of the Board of Shareholder Services, Inc., a transfer agent subsidiary of the Manager.
---------------------------------------------------------------------------------------------------------------------------------
John V. Murphy,(3) President and        Chairman, Chief Executive Officer and Director (since June 30,2001) and President (since
Trustee (since 2001). Age: 52           September 2000) of OppenheimerFunds, Inc.(the "Manager"); President and a trustee of other Oppenheimer funds; President and a director (since July 2001) of Oppenheimer
                                        Acquisition Corp., the Manager's parent holding company, and of Oppenheimer
                                        Partnership Holdings, Inc., a holding company subsidiary of the Manager; Chairman and a director (since July 2001) of Shareholder Services, Inc. and of Shareholder Financial
                                        Services, Inc., transfer agent subsidiaries of the Manager; President and a director (since
                                        July 2001) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of the following investment advisory subsidiaries of the
                                        Manager: OAM Institutional, Inc. and Centennial Asset Management Corporation
                                        (since November 2001), HarbourView Asset Management Corporation and OFI Private
                                        Investments Inc.(since July 2002); President (since November 2001) and a director (since
                                        July 2001) of Oppenheimer Real Asset Management, Inc., an investment advisor subsidiary of the Manager; a director (since November 2001) of Trinity Investment Management Corp.
                                        and Tremont Advisers, Inc., investment advisory affiliates of the Manager.
                                             Executive Vice President (since February 1997) of Massachusetts Mutual Life
                                        Insurance Company, the Manager's parent company; a director (since June 1995) of DBL
                                        Acquisition Corporation; formerly Chief Operating Officer (September 2000-June 2001) of
                                        the Manager; President and Trustee (November 1999-November 2001) of MML Series
                                        Investment Fund and MassMutual Institutional Funds, open-end investment companies; a director (September 1999-August 2000) of C.M. Life Insurance Company; President, Chief
                                        Executive Officer and Director (September 1999-August 2000) of MML Bay State Life
                                        Insurance Company; a director (June 1989-June 1998) of Emerald Isle Bancorp and
                                        Hibernia Savings Bank, wholly owned subsidiary of Emerald Isle Bancorp; Executive
                                        Vice President Director and Chief Operating Officer (June 1995-January 1997) of
                                        David L. Babson & Co., Inc., an investment advisor; Chief Operating Officer (March
                                        1993-December 1996) of Concert Capital Management, Inc., an investment advisor.

                     Oppenheimer Aggressive Growth Fund/VA                   19

Name, Address,(1) Age, Position(s) Held
with Fund and Length of Time Served(2)  Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
William L. Armstrong, Trustee           Chairman of the following private mortgage banking companies: Cherry Creek Mortgage
(since 1999). Age: 64                   Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso
                                        Mortgage Company (since 1993), Transland Financial Services, Inc.(since 1997); Chairman of the following private companies: Great Frontier Insurance (insurance agency) (since
                                        1995) and Ambassador Media Corporation (since 1984); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since
                                        1991), Helmerich & Payne, Inc.(oil and gas drilling/production company) (since 1992),
                                        UNUMProvident (insurance company) (since 1991).
                                             Formerly Director of International Family Entertainment (television channel)
                                        (1992-1997) and Natec Resources, Inc.(air pollution control equipment and services company) (1991-1995), Frontier Real Estate, Inc.(residential real estate brokerage)
                                        (1994-1999), and Frontier Title (title insurance agency) (1995-June 1999); formerly
                                        U.S. Senator (January 1979-January 1991).
-----------------------------------------------------------------------------------------------------------------------------------
Robert G. Avis, Trustee                 Formerly (until February 2001) Director and President of A.G. Edwards Capital, Inc.
(since 1993). Age: 70                   (General Partner of private equity funds), formerly (until March 2000) Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc.; formerly (until March 1999) Vice
                                        Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons,
                                        Inc.(its brokerage company subsidiary); (until March 1999) Chairman of A.G. Edwards
                                        Trust Company and A.G.E. Asset Management (investment advisor); (until March 2000), a director of A.G. Edwards & Sons and A.G. Edwards Trust Company.
-----------------------------------------------------------------------------------------------------------------------------------
George C. Bowen,                        Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President
Trustee (since 1998)                    (from September 1987) and Treasurer (from March 1985) of the Manager; Vice President
Age: 65                                 (from June 1983) and Treasurer (since March 1985) of OppenheimerFunds, Distributor,
                                        Inc., a subsidiary of the Manager and the Fund's Distributor; Senior Vice President (since
                                        February 1992), Treasurer (since July 1991) Assistant Secretary and a director (since
                                        December 1991) of Centennial Asset Management Corporation; Vice President (since
                                        October 1989) and Treasurer (since April 1986) of HarbourView Asset Management
                                        Corporation; President, Treasurer and a director of Centennial Capital Corporation (since
                                        June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April
                                        1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder
                                        Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer
                                        Acquisition Corp. (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc.
                                        (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset
                                        Management, Inc. (since July 1996); Treasurer of OppenheimerFunds International Ltd.
                                        and Oppenheimer Millennium Funds plc (since October 1997).
-----------------------------------------------------------------------------------------------------------------------------------
Edward L. Cameron,                      Formerly (1974-1999) a partner with PricewaterhouseCoopers LLP (an accounting
Trustee (since 1999)                    firm) and Chairman, Price Waterhouse LLP Global Investment Management Industry
Age: 63                                 Services Group (1994-1998).
-----------------------------------------------------------------------------------------------------------------------------------
Jon S. Fossel, Trustee (since 1990)     Formerly (until October 1996) Chairman and a director of the Manager; President and a
Age: 59                                 director of Oppenheimer Acquisition Corp., Shareholder Services, Inc. and Shareholder
                                        Financial Services, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
SAM FREEDMAN, Trustee (since 1996)      Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds
Age: 61                                 Services; Chairman, Chief Executive Officer and a director of Shareholder Services, Inc.;
                                        Chairman, Chief Executive Officer and Director of Shareholder Financial Services, Inc.;
                                        Vice President and Director of Oppenheimer Acquisition Corp. and a director of
                                        OppenheimerFunds, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
C. Howard Kast, Trustee (since 1988)    Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).
Age: 80
-----------------------------------------------------------------------------------------------------------------------------------
Robert M. Kirchner, Trustee             President of The Kirchner Company (management consultants).
(since 1985). Age: 80

20                   Oppenheimer Aggressive Growth Fund/VA

Name, Address,(1) Age, Position(s) Held       Principal Occupation(s) During Past Five Years and Other Directorships Held by
with Fund and Length of Time Served(2)        Trustee
-----------------------------------------------------------------------------------------------------------------------------------
F. William Marshall, Jr., Trustee             Formerly (until 1999) Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank);
(since 2000). Age: 59                         President, Chief Executive Officer and Director of SIS Bankcorp., Inc. and SIS Bank
                                              (formerly Springfield Institution for Savings) (1993-1999); Executive Vice President
                                              (until 1999) of Peoples Heritage Financial Group, Inc.; Chairman and Chief Executive
                                              Office of Bank of Ireland First Holdings, Inc. and First New Hampshire Banks
                                              (1990-1993); Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
                                              Investment Fund (open-end investment companies).
-----------------------------------------------------------------------------------------------------------------------------------
Charles Albers, Vice President and Portfolio  Senior Vice President (since April 1998) of the Manager; a Certified Financial
Manager of Oppenheimer Main Street(R)         Analyst; an officer and portfolio manager of other Oppenheimer funds; formerly a vice
Small Cap Fund/VA and Main Street(R)          president and portfolio manager for Guardian Investor Services, the investment
Growth & Income Fund/VA                       management subsidiary of The Guardian Life Insurance Company (1972-April 1998).
(since 1999). Age: 61
-----------------------------------------------------------------------------------------------------------------------------------
Bruce L. Bartlett, Vice President and         Senior Vice President (since January 1999) of the Manager; an officer and portfolio
Portfolio Manager of Oppenheimer              manager of other Oppenheimer funds; prior to joining the Manager in April 1995,
Aggressive Growth Fund/VA                     he was a vice president and senior portfolio manager at First of America Investment
(since 1998). Age: 51                         Corp. (September 1986-April 1995).
-----------------------------------------------------------------------------------------------------------------------------------
George Evans, Vice President and              Vice President of the Manager (since October 1993) and of HarbourView Asset
Portfolio Manager of Oppenheimer              Management Corporation (since July 1994); an officer and portfolio manager of other
Multiple Strategies Fund/VA                   Oppenheimer funds.
(since 2001). Age: 42
-----------------------------------------------------------------------------------------------------------------------------------
John S. Kowalik, Vice President and           Senior Vice President of the Manager (since July 1998) and of HarbourView Asset
Portfolio Manager of Oppenheimer              Management Corporation (since April 2000); an officer and portfolio manager of other
Bond Fund/VA                                  Oppenheimer funds; formerly Managing Director and Senior Portfolio Manager at
(since 1998). Age: 44                         Prudential Global Advisors (June 1989-June 1998).
-----------------------------------------------------------------------------------------------------------------------------------
Michael Levine, Vice President and            Vice President (since June 1998) of the Manager; an officer and portfolio manager of
Portfolio Manager of Oppenheimer              other Oppenheimer funds; formerly Assistant Vice President and Portfolio Manager of
Multiple Strategies Fund/VA                   the Manager (April 1996-June 1998); prior to joining the Manager in June 1994, he
(since 1998). Age: 36                         was a portfolio manager and research associate for Amas Securities, Inc. (February
                                              1990-February 1994).
-----------------------------------------------------------------------------------------------------------------------------------
Nikolaos Monoyios, Vice President and         Vice President of the Manager (since April 1998); an officer and portfolio manager of
Portfolio Manager of Oppenheimer              other Oppenheimer funds; a Certified Financial Analyst; formerly a Vice President and
Main Street(R) Growth & Income Fund/VA        portfolio manager for Guardian Investor Services, the investment management
(since 1999). Age: 52                         subsidiary of The Guardian Life Insurance Company (1979-March 1998).
-----------------------------------------------------------------------------------------------------------------------------------
David P. Negri, Vice President and Portfolio  Senior Vice President of the Manager (since May 1998) and of HarbourView Asset
Manager of Oppenheimer Bond Fund/VA,          Management Corporation (since April 1999); an officer and portfolio manager of other
High Income Fund/VA, Multiple Strategies      Oppenheimer funds; formerly Vice President of the Manager (July 1988-May 1998).
Fund/VA and Strategic Bond Fund/VA
(since 1990). Age: 47
-----------------------------------------------------------------------------------------------------------------------------------
Jane Putnam, Vice President and               Vice President of the Manager (since October 1995); an officer and portfolio manager
Portfolio Manager of Oppenheimer              of another Oppenheimer fund; before joining the Manager in May 1994, she was a
Capital Appreciation Fund/VA                  portfolio manager and equity research analyst for Chemical Bank (June 1989-May 1994).
(since 1994). Age: 40
-----------------------------------------------------------------------------------------------------------------------------------
Thomas P. Reedy, Vice President and           Vice President of the Manager (since June 1993) and of HarbourView Asset Management
Portfolio Manager of Oppenheimer              Corporation (since April 1999); an officer and portfolio manager of other Oppenheimer
High Income Fund/VA                           funds.
(since 1998). Age: 39
-----------------------------------------------------------------------------------------------------------------------------------
Richard H. Rubinstein, Vice President and     Senior Vice President (since October 1995) of the Manager; an officer and portfolio
Portfolio Manager of Oppenheimer Multiple     manager of another Oppenheimer fund; formerly a vice president of the Manager
Strategies Fund/VA (since 1991). Age: 53      (June 1990-October 1995).

                     Oppenheimer Aggressive Growth Fund/VA                   21

Name, Address,(1) Age, Position(s) Held
with Fund and Length of Time Served(2)       Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Arthur P. Steinmetz, Vice President and      Senior Vice President of the Manager (since March 1993) and of HarbourView Asset
Portfolio Manager of Oppenheimer Strategic   Management Corporation (since March 2000); an officer and portfolio manager of other
Bond Fund/VA (since 1993). Age: 43           Oppenheimer funds.
-----------------------------------------------------------------------------------------------------------------------------------
Susan Switzer, Vice President and Portfolio  Vice President of the Manager (since December 2000); Assistant Vice President of the
Manager of Oppenheimer Multiple              Manager (December 1997-December 2000). Prior to joining the Manager, she was a
Strategies Fund/VA (since 2001). Age: 35     portfolio manager at Neuberger Berman (November 1994-November 1997).
-----------------------------------------------------------------------------------------------------------------------------------
James F. Turner, II, Vice President and      Vice President and Portfolio Manager of the Manager since March 26,2001; Portfolio
Portfolio Manager of Oppenheimer             Manager for Technology Crossover Ventures (May 2000-March 2001); Assistant Vice
Aggressive Growth Fund/VA                    President and Associate Portfolio Manager of the Manager (August 1999-May 2000);
(since 2001). Age: 34                        Securities Analyst for the Manager (October 1996-August 1999); and a securities analyst with First of America Investment Company (May 1994-October 1996).
-----------------------------------------------------------------------------------------------------------------------------------
Barry Weiss, Vice President and Portfolio    Vice President of the Manager (since July 2001); an officer and portfolio manager of
Manager of Oppenheimer Money Fund/VA         other Oppenheimer funds; formerly Assistant Vice President and Senior Credit Analyst of
(since 2001). Age: 37                        the Manager (February 2000-June 2001). Prior to joining the Manager in February 2000, he was Associate Director, Structured Finance, Fitch IBCA Inc. (April 1998-February
                                             2000); News Director, Fitch Investors Service (September 1996-April 1998); and
                                             Senior Budget Analyst, City of New York, Office of Management & Budget
                                             (February 1990-September 1996).
-----------------------------------------------------------------------------------------------------------------------------------
William L. Wilby, Vice President and         Senior Vice President of the Manager (since July 1994) and of HarbourView Asset
Portfolio Manager of Oppenheimer             Management Corporation (since May 1999); Senior Investment Officer, Director of
Global Securities Fund/VA (since 1995).      International Equities (since May 2000) of the Manager; an officer and portfolio
Age: 57                                      manager of another Oppenheimer fund; formerly Vice President of the Manager (October
                                             1991-July 1994) and of HarbourView Asset Management Corporation (June 1992-May 1999).
-----------------------------------------------------------------------------------------------------------------------------------
Carol E Wolf, Vice President and Portfolio   Senior Vice President of the Manager; an officer and portfolio manager of other
Manager of Oppenheimer Money Fund/VA         Oppenheimer funds; formerly Vice President of the Manager (June 1990-June 2000).
(since 1998). Age: 50
-----------------------------------------------------------------------------------------------------------------------------------
Mark Zavanelli, Vice President and           Assistant Vice President (since May 1998) of the Manager; a Chartered Financial
Portfolio Manager of Oppenheimer             Analyst; an officer and portfolio manager of other Oppenheimer funds. Prior to joining
Main Street Small Cap Fund/VA                the Manager in May 1998 he was President of Waterside Capital Management, a registered
(since 2001). Age: 31                        investment advisor (August 1995-April 1998) and a financial research analyst for Elder
                                             Research (June 1997-April 1998).
-----------------------------------------------------------------------------------------------------------------------------------
Robert G. Zack, Vice President and           Senior Vice President (since May 1985) and Acting General Counsel (since November
Secretary (since 2001). Age: 53              2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (since May
                                             1985), Shareholder Financial Services, Inc. (since November 1989); Oppenheimer Funds
                                             International Ltd. and Oppenheimer Millennium Fund plc (since October 1997); an officer of other Oppenheimer funds. Formerly Associate General Counsel (May
                                             1981-November 2001).
-----------------------------------------------------------------------------------------------------------------------------------
Brian W. Wixted,                             Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer (since 1999). Age: 42              (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services,
                                             Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services,
                                             Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc.
                                             (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer
                                             Millennium Funds plc (since May 2000); Treasurer and Chief Financial Officer (since
                                             May 2000) of Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of
                                             Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds; formerly
                                             Principal and Chief Operating Officer, Bankers Trust Company--Mutual Fund Services
                                             Division (March 1995-March 1999); Vice President and Chief Financial Officer of CS
                                             First Boston Investment Management Corp.(September 1991-March 1995).
-----------------------------------------------------------------------------------------------------------------------------------
Robert J. Bishop, Assistant Treasurer        Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of
(since 1996). Age: 43                        other Oppenheimer funds; formerly an assistant vice president of the Manager/Mutual
                                             Fund Accounting (April 1994-May 1996) and a fund controller of the Manager.

22                   Oppenheimer Aggressive Growth Fund/VA

Name, Address,(1) Age, Position(s) Held
with Fund and Length of Time Served(2)    Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Scott T. Farrar, Assistant Treasurer      Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant
(since 1996). Age: 36                     Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other
                                          Oppenheimer funds; formerly an assistant vice president of the Manager/Mutual Fund
                                          Accounting (April 1994-May 1996), and a fund controller of the Manager.
-----------------------------------------------------------------------------------------------------------------------------------
Katherine P. Feld, Assistant Secretary    Vice President and Senior Counsel of the Manager (since July 1999); Vice President of
(since 2001). Age: 43                     OppenheimerFunds Distributor, Inc. (since June 1990); an officer of other Oppenheimer funds; formerly a vice president and associate counsel of the Manager (June 1990-
                                          July 1999).
-----------------------------------------------------------------------------------------------------------------------------------
Kathleen T. Ives, Assistant Secretary     Vice President and Assistant Counsel of the Manager (since June 1998); an officer of
(since 2001). Age: 36                     other Oppenheimer funds; formerly an assistant vice president and assistant counsel of the Manager (August 1994-August 1997).
-----------------------------------------------------------------------------------------------------------------------------------
Denis R. Molleur, Assistant Secretary     Vice President and Senior Counsel of the Manager (since July 1999); an officer of other
(since 2001). Age: 44                     Oppenheimer funds; formerly a vice president and associate counsel of the Manager
                                          (September 1991-July 1999).

The Fund's Statement of Additional Information contains additional information about the Fund's trustees and is available without charge upon request.
Each Trustee is a Trustee, Director or Managing General Partner of 41 other portfolios in the Oppenheimer Fund complex, except as follows: Messrs. Armstrong and Fossel (40 portfolios), Messrs. Bowen, Cameron and Marshall (36 portfolios), and Mr. Murphy (62 portfolios).
1. The address of each Trustee and Officer is 6803 S. Tucson Way, Englewood, CO 80112-3924, except as follows: the address for the following officers is 498 Seventh Avenue, New York, NY 10018: Messrs. Albers, Bartlett, Evans, Kowalik, Levine, Monoyios, Negri, Reedy, Rubinstein, Steinmetz, Turner, Wilby, Zavanelli, Molleur and Zack, and Mses. Switzer and Feld.
2. Each Trustee and Officer serves for an indefinite term, until his or her resignation, death or removal.
3. John V. Murphy is an "interested person" of the Fund (as defined in the Investment Company Act of 1940), by virtue of his positions as an officer and director of the Fund's Manager, and as a shareholder of its parent company.

                     Oppenheimer Aggressive Growth Fund/VA                   23

Oppenheimer Aggressive Growth Fund/VA
A Series of Oppenheimer Variable Account Funds

===================================================================================================================================
Investment Advisor                                  OppenheimerFunds, Inc.

===================================================================================================================================
Distributor                                         OppenheimerFunds Distributor, Inc.

===================================================================================================================================
Transfer Agent                                      OppenheimerFunds Services

===================================================================================================================================
Custodian of Portfolio Securities                   The Bank of New York

===================================================================================================================================
Independent Auditors                                Deloitte & Touche LLP

===================================================================================================================================
Legal Counsel                                       Myer, Swanson, Adams & Wolf, P.C.

                                                    For more complete information about Oppenheimer Aggressive Growth Fund/VA, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds, Inc. at 1.800.981.2871.

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(C)Copyright 2002 OppenheimerFunds, Inc.                       Distributor Inc.
All rights reserved.